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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

July 14, 2005
Date of Report

June 7, 2005
Date of Earliest Event Reported

CIMAREX ENERGY CO.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31446 (Commission File Number)	45-0466694 (I.R.S. Employer Identification No.)
1700 Lincoln Street, Suite 1800, Denver, Colorado		80203-4518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

        On June 8, 2005, Cimarex Energy Co. ("Cimarex") filed a Current Report on Form 8-K announcing the closing of its merger with Magnum Hunter Resources, Inc. ("Magnum Hunter"), pursuant to an Agreement and Plan of Merger dated as of January 25, 2005, as amended on February 18, 2005 and April 20, 2005, among Cimarex, Cimarex Nevada Acquisition Co. and Magnum Hunter. In response to parts (a) of Item 9.01 of such Form 8-K, Cimarex stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) to Form 8-K. The purpose of this Amendment No. 1 to Current Report on Form 8-K is to file the historical financial information of Magnum Hunter required to be filed pursuant to Items 2.01 and 9.01 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

A.
Financial Statements of Businesses Acquired

        The following information is hereby incorporated by reference in this report:

        1.     Magnum Hunter's audited consolidated financial statements as of December 31, 2004 and the related notes and financial statement schedule contained in Magnum Hunter's Annual Report on Form 10-K for the period ended December 31, 2004 (file No. 001-12508).

        2.     Magnum Hunter's unaudited consolidated financial statements as of March 31, 2005 and for the three month period then ended and related notes filed as Exhibit 99.1 to Cimarex's Current Report on Form 8-K dated May 19, 2005 (file no. 001-31446).

C.
Exhibits
Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of January 25, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex's Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).
2.2*
Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex's Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).
2.3*
Amendment No. 2 to Agreement and Plan of Merger, dated as of April 20, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex's Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).
3.1*	Amended and Restated Certificate of Incorporation of Cimarex Energy Co.
4.1*	Second Supplemental Indenture dated as of June 7, 2005, among Cimarex Energy Co., Magnum Hunter Resources, Inc., the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas.
99.1*	Press Release dated June 7, 2005.
99.2*	Unaudited Pro Forma Condensed Combined Financial Statements (incorporated by reference to Exhibit 99.2 to Cimarex's Current Report on Form 8-K dated May 19, 2005, file no. 001-31446).

99.3
Audited financial statements of Magnum Hunter Resources, Inc. (incorporated by reference to Magnum Hunter's Annual Report on Form 10-K for the year ended December 31, 2004, filed March 16, 2005 (file no. 001-12508).
99.4
Unaudited Consolidated Financial Statements of Magnum Hunter as of and for the three months ended March 31, 2005 (incorporated by reference to Exhibit 99.1 to Cimarex's Current Report on Form 8-K dated May 19, 2005, file no. 001-31446).

*Previously filed.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.
Dated: July 14, 2005	By:	/s/ PAUL KORUS Paul Korus, Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.		Description
2.1	*	Agreement and Plan of Merger, dated as of January 25, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex's Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).
2.2	*
Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex's Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).
2.3	*
Amendment No. 2 to Agreement and Plan of Merger, dated as of April 20, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/ prospectus which forms a part of Cimarex's Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).
3.1	*	Amended and Restated Certificate of Incorporation of Cimarex Energy Co.
4.1	*	Second Supplemental Indenture dated as of June 7, 2005, among Cimarex Energy Co., Magnum Hunter Resources, Inc., the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas.
99.1	*	Press Release dated June 7, 2005.
99.2	*	Unaudited Pro Forma Condensed Combined Financial Statements (incorporated by reference to Exhibit 99.2 to Cimarex's Current Report on Form 8-K dated May 19, 2005, file no. 001-31446).
99.3
Audited financial statements of Magnum Hunter Resources, Inc. (incorporated by reference to Magnum Hunter's Annual Report on Form 10-K for the year ended December 31, 2004, filed March 16, 2005 (file no. 001-12508).
99.4
Unaudited Consolidated Financial Statements of Magnum Hunter as of and for the three months ended March 31, 2005 (incorporated by reference to Exhibit 99.1 to Cimarex's Current Report on Form 8-K dated May 19, 2005, file no. 001-31446).

*Previously filed.

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SIGNATURES
EXHIBIT INDEX